UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2020

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 26, 2020, The Interpublic Group of Companies, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, providing an update related to the outbreak of the novel coronavirus (“COVID-19”).

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 8.01.	Other Events.

The Company is filing this Item 8.01 on this Current Report on Form 8-K to supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The extent to which the novel coronavirus (“COVID-19”) outbreak will adversely impact our business, financial condition and results of operations is highly uncertain and cannot be predicted.

The global spread of COVID-19 has created significant worldwide operational volatility, uncertainty and disruption. The extent to which COVID-19 will adversely impact our business, financial condition and results of operations will depend on numerous evolving factors, which are highly uncertain, rapidly changing and cannot be predicted, including:

•	the duration and scope of the outbreak;

•	governmental, business and individual actions that have been and continue to be taken in response to the outbreak, including travel restrictions, quarantines, social distancing, work-at-home, stay-at-home and shelter-in-place orders and shut-downs;

•	the impact of the outbreak on the financial markets and economic activity generally;

•	the effect of the outbreak on our clients and other business partners;

•	our ability to access usual sources of liquidity on reasonable terms;

•	our ability to comply with the financial covenant in our Credit Agreement if a material economic downturn results in increased indebtedness or substantially lower EBITDA;

•	our ability during the outbreak to provide our services, including the health and wellbeing of our employees; and

•	the ability of our clients to pay for our services during and following the outbreak.

The COVID-19 outbreak has significantly increased financial and economic volatility and uncertainty. A continued slowdown or downturn in the economy has begun to have, and we expect will continue to have, a negative impact on many of our clients. In the past, some clients have responded to weak economic and financial conditions by reducing their marketing budgets, thereby decreasing the market and demand for our services. All of the foregoing will likely impact our business, financial condition, results of operations and forward-looking expectations.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1:	Press release dated March 26, 2020 (furnished pursuant to Item 7.01).

Exhibit 104:	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: March 26, 2020	By:	/s/ Andrew Bonzani
Andrew Bonzani
Executive Vice President, General Counsel and Secretary